QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of FGX International Holdings Limited (the "Company") certifies that, to his knowledge, the Annual Report on Form 10-K of the Company for the year ended December 29, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2008	/s/ ANTHONY DI PAOLA Anthony Di Paola Chief Financial Officer

QuickLinks

  Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002